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                                                                   Exhibit 99.06

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

               ---------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-6
               ---------------------------------------------------

                 Monthly Period:                   11/1/01 to
                                                   11/30/01
                 Distribution Date:                12/10/01
                 Transfer Date:                    12/7/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per
         $1,000 original certificate principal amount
                                            Class A                    $1.67250
                                            Class B                    $1.83000
                                            CIA                        $2.28000
                                                                     ----------
                                              Total (Weighted Avg.)    $1.74204

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                            Class A                    $1.67250
                                            Class B                    $1.83000
                                            CIA                        $2.28000
                                                                     ----------
                                              Total (Weighted Avg.)    $1.74204

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 2


     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of principal on the
         Certificates, per $1,000 original certificate
         principal amount
                                          Class A                $       0.00000
                                          Class B                $       0.00000
                                          CIA                    $       0.00000
                                                                 ---------------
                                          Total (Weighted Avg.)  $       0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period
         which were allocated in respect of the
         Certificates
                                          Class A                $124,241,307.14
                                          Class B                $ 11,240,880.16
                                          CIA                    $ 14,244,516.15
                                                                 ---------------
                                          Total                  $149,726,703.45

     2.  Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                                          Class A                $ 13,082,391.84
                                          Class B                $  1,183,644.99
                                          CIA                    $  1,499,922.58
                                                                 ---------------
                                          Total                  $ 15,765,959.41

         (b1) Principal Funding Investment Proceeds (to
              Class A)                                           $          0.00
         (b2) Withdrawals from Reserve Account (to Class A)      $          0.00
                                                                 ---------------
              Class A Available Funds                            $ 13,082,391.84

         (c1) Principal Funding Investment Proceeds (to
              Class B)                                           $          0.00
         (c2) Withdrawals from Reserve Account (to Class B)      $          0.00
              Class B Available Funds                            $  1,183,644.99

         (d1) Principal Funding Investment Proceeds (to CIA)     $          0.00
         (d2) Withdrawals from Reserve Account (to CIA)          $          0.00
              CIA Available Funds                                $  1,499,922.58


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 3

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal Receivables
             in the Trust as of 11/30/01                     $31,590,712,417.00


        (b)  Invested Amount as of 11/30/01
             (Adjusted Class A Invested Amount
             during Accumulation Period)
                                                Class A      $   862,650,000.00
                                                Class B      $    78,000,000.00
                                                CIA          $    98,750,000.00
                                                             ------------------
                                                Total        $ 1,039,400,000.00

        (c)  The Floating Allocation Percentage:
                                                Class A                   2.730%
                                                Class B                   0.247%
                                                CIA                       0.313%
                                                             ------------------
                                                Total                     3.290%

        (d)  During the Accumulation Period: The Invested
             Amount as of ______ (the last day of the
             Revolving Period)
                                                Class A      $             0.00
                                                Class B      $             0.00
                                                CIA          $             0.00
                                                             ------------------
                                                Total        $             0.00

        (e)  The Fixed/Floating Allocation Percentage:
                                                Class A                   2.730%
                                                Class B                   0.247%
                                                CIA                       0.313%
                                                             ------------------
                                                Total                     3.290%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 4

     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)  30 - 59 days                                      $  523,039,137.84
        (b)  60 - 89 days                                      $  360,377,650.49
        (c)  90 - 119 days                                     $  257,849,955.32
        (d)  120 - 149 days                                    $  201,924,585.92
        (e)  150 - 179 days                                    $  161,401,435.12
        (f)  180 or more days                                  $            0.00
                                            Total              $1,504,592,764.69

     5. Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted Principal
             Receivables written off as uncollectible during the Monthly Period allocable to the Invested
             Amount (the aggregate "Investor Default
             Amount")

                                            Class A            $    4,099,926.10
                                            Class B            $      370,945.69
                                            CIA                $      470,064.78
                                                               -----------------
                                            Total              $    4,940,936.57


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the CIA

                                            Class A            $            0.00
                                            Class B            $            0.00
                                            CIA                $            0.00
                                                               -----------------
                                            Total              $            0.00

        (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                            Class A            $            0.00
                                            Class B            $            0.00
                                            CIA                $            0.00
                                                               -----------------
                                            Total              $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 5


        (c) The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                    Class A                      $         0.00
                                    Class B                      $         0.00
                                    CIA                          $         0.00
                                                                 --------------
                                    Total                        $         0.00

        (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                      $         0.00
                                    Class B                      $         0.00
                                    CIA                          $         0.00
                                                                 --------------
                                    Total                        $         0.00

     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                      $ 1,078,312.50
                                    Class B                      $    97,500.00
                                    CIA                          $   123,437.50
                                                                 --------------
                                    Total                        $ 1,299,250.00


     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated CIA
            and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
            Default Amounts or Investor Charge-Offs for the prior month.

                                    Class B                      $         0.00
                                    CIA                          $         0.00
                                                                 --------------
                                    Total                        $         0.00

     9. CIA Invested Amount
        -------------------
        (a) The amount of the CIA Invested Amount as of the
            close of business on the related Distribution
            Date after giving effect to withdrawals, deposits
            and payments to be made in respect of the
            preceding month                                      $98,750,000.00


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 6

         (b)  The Required CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals,
              deposits and payments to be made in respect
              of the preceding month                          $   98,750,000.00

     10. The Pool Factor
         ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                 1.00000000
                                             Class B                 1.00000000
                                             Total                   1.00000000

     11. The Portfolio Yield
         -------------------
           The Portfolio Yield for the related Monthly Period             12.50%

     12. The Base Rate
         -------------
           The Base Rate for the related Monthly Period                    4.32%



C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.   Accumulation Period

      (a)  Accumulation Period Commencement Date                     10/01/2003

      (b)  Accumulation Period Length (months)                                1

      (c)  Accumulation Period Factor                                     14.00

      (d)  Required Accumulation Factor Number                                8

      (e)  Controlled Accumulation Amount                     $1,039,400,000.00

      (f)  Minimum Payment Rate (last 12 months)                          12.86%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 7

     2. Principal Funding Account
        -------------------------

        Beginning Balance                                                 $0.00
           Plus:  Principal Collections for related Monthly Period
                  from Principal Account                                   0.00
           Plus:  Interest on Principal Funding Account Balance for
                  related Monthly Period                                   0.00

           Less:  Withdrawals to Finance Charge Account                    0.00
           Less:  Withdrawals to Distribution Account                      0.00
                                                                    -----------
        Ending Balance                                                     0.00

     3. Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                              $0.00

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                     $0.00

              Accumulation Shortfall                                      $0.00
                                                                    -----------
              Aggregate Accumulation Shortfalls                           $0.00

     4. Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                              $0.00

        Less: Principal Funding Investment Proceeds                       $0.00

                                                                    -----------
              Principal Funding Investment Shortfall                      $0.00
                                                                    -----------

D. Information Regarding the Reserve Account
   -----------------------------------------

     1. Required Reserve Account Analysis
        ---------------------------------

        (a) Required Reserve Account Amount percentage                  0.00000%

        (b) Required Reserve Account Amount ($)                           $0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

        (c) Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                    $0.00

        (d) Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date                   $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-6
Page 8

     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to
        the Finance Charge Account on the Related Transfer Date           $0.00

     3. Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer             $0.00
        Date (1 (d) plus 2 above)

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period        7.10%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                                        First USA Bank, National Association
                                        as Servicer


                                        By:     /s/ Tracie Klein
                                                -----------------------------
                                                Tracie Klein
                                                First VIce President